Investor Presentation

Q2 **2021**

PRIME MERIDIAN
HOLDING COMPANY

FORWARD LOOKING STATEMENTS

This Presentation, including information incorporated herein by reference, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "may," "could," "should," "would," "believe," "anticipate," "estimate," "expect," "intend," "plan," "project," "is confident that," and similar expressions are intended to identify these forward-looking statements. These forward-looking statements involve risk and uncertainty and a variety of factors could cause our actual results and experience to differ materially from the anticipated results or other expectations expressed in these forward-looking statements. We do not have a policy of updating or revising forward looking statements except as otherwise required by law, and silence by management over time should not be construed to mean that actual events are occurring as estimated in such forward-looking statements.

Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors that could have a material adverse effect on our operations and the operations of our subsidiary, Prime Meridian Bank, include, but are not limited to, changes in:

- risk factors named in the Prospectus
- general economic conditions
- legislative/regulatory changes
- monetary and fiscal policies of the U.S. Government
- the quality and composition of our loan or investment portfolios
- competition
- demand for loan and deposit products
- demand for financial services in our primary trade area
- litigation, tax, and other regulatory matters
- accounting principles and guidelines
- other economic, competitive, governmental, regulatory, or technological factors affecting us

The factors listed above should not be construed as exhaustive. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements. Information on these factors can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2020, and other reports and statements Prime Meridian Holding Company has filed with the Securities and Exchange Commission which are available at its website (www.sec.gov). We do not have a policy of updating or revising forward-looking statements except as otherwise required by law, and silence by management over time should not be construed to mean that actual events are occurring as estimated in such forward-looking statements.

About Non-GAAP Financial Measures

Certain of the financial measures and ratios we present including "pre-tax, pre-provision (PTPP) operating earnings," "PTPP return on average common equity," "PTPP return on average assets," and "adjusted average loan yield" are supplemental measures that are not required by, or are not presented in accordance with, U.S. generally accepted accounting principles (GAAP). We refer to those financial measures and ratios as "non-GAAP financial measures." We consider the use of select non-GAAP financial measures and ratios to be useful for financial and operational decision making and useful in evaluating period-to-period comparisons. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance by excluding certain expenditures or assets that we believe are not indicative of our primary business operating results.

We believe that management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, analyzing and comparing past, present, and future periods.

These non-GAAP measures should not be considered a substitute for financial information presented in accordance with GAAP and you should not rely on non-GAAP financial measures alone as measures of our performance. The non-GAAP financial measures we present may differ from non-GAAP financial measures used by our peers or other companies. We compensate for these limitations by providing the equivalent GAAP measures whenever we present the non-GAAP financial measures and by including a reconciliation of the impact of the components adjusted for in the non-GAAP financial measure so that both measures and the individual components may be considered when analyzing our performance. A reconciliation of non-GAAP financial measures is included at the end of the financial statement tables.

Glossary of Terms

- Q1-20 or Q1 2020 – First Quarter of 2020
- Q2-20 or Q2 2020 – Second Quarter of 2020
- Q3-20 or Q3 2020 – Third Quarter of 2020
- Q4-20 or Q4 2020 – Fourth Quarter of 2020
- Q1-21 or Q1 2021 – First Quarter of 2021
- Q2-21 or Q2 2021 – Second Quarter of 2021
- 2020Y – Fiscal Year 2020
- Annualized – Calculated to reflect a rate based on a full year
- ALLL – Allowance for loan losses
- CAGR – Compound annual growth rate
- CECL – Current Expected Credit Losses (new accounting standard effective 1/1/2023)
- COF – Cost of funds
- COVID-19 – Pandemic-related virus
- CRE – Commercial real estate
- Efficiency ratio – ratio of noninterest expense to sum of total net interest income and noninterest income
- FTE – Full time equivalent
- GAAP – Generally accepted accounting principles
- MM – Dollars in millions
- NPA – Nonperforming assets
- NPL – Nonperforming loans
- OTCQX – OTC Exchange
- PMB – Prime Meridian Bank
- PMHG – Prime Meridian Holding Company
- PPP – SBA's Paycheck Protection Program related to COVID-19
- PTPP – Pre-tax pre-provision
- ROAA – Return on average assets
- ROAE – Return on average equity
- SBA – Small Business Administration

Company Profile

Q1 2021 Overview

Ticker	PMHG (OTCQX)
Market Capitalization	$71.9 million (as of 6/30/2021)
Price / TBV[1]	112.7% (as of 6/30/2021)
Assets	$756.6 Million
Loans, net	$470.5 Million
Deposits	$683.4 Million
Shareholders' Equity	$63.8 Million
NPAs [2]/ Assets	0.0%
Leverage Ratio (Company)	8.61%
Leverage Ratio (Bank)	9.01%
Shares Outstanding	3,126,474
Institutional Ownership	Less than 25%
Bank Website	www.PrimeMeridianBank.com
Investor Website	Investors.PrimeMeridianBank.com


AL
GA
FL
North Atlantic Ocean
Gulf of Mexico
Tallahassee
Crawfordville
Lakeland

LOCATIONS BY COUNTY
Leon (2)
Polk (1)
Wakulla (1)

(1) TBV = Tangible Book Value
(2) NPAs = Nonperforming Assets

Data as of 6/30/2021

INVESTMENT CONSIDERATIONS

Financial	✓ History of profitable growth driven by strong organic loan growth and strategic management of cost of funds ✓ Continued emphasis on expense management and improved operating efficiency ✓ Continued growth of noninterest income revenue sources, namely mortgage banking and debit card/ATM fees
Credit Quality	✓ Corporate banking style underwriting philosophy within community banking model ✓ Conservative risk culture with focus on credit, interest rate and compliance risk management ✓ Long history of disciplined credit process and strong asset quality. Zero NPAs at 6/30/2021[1]
Capital and Liquidity	✓ Tier 1 Leverage of 9.01% (Bank) ✓ Tangible book value per share of $20.40, up 11.5% from a year ago ✓ Current liquidity position and access to capital provides capacity for additional growth and loan funding
Growth and Strategy	✓ Personalized client service guided by core values ✓ Operating in attractive growth markets (North and Central Florida) ✓ Targeting additional locations in North/Central Florida, South Georgia, and South Alabama
Experienced Local Management Team	✓ Energetic and experienced management team ✓ Strong credibility with regulators and investors ✓ Meaningful insider ownership is aligned with shareholder interest

[1]Source: internal company documents as of 6/30/2021

Profile | Management Team

- ✓ Experienced management team with proven track record of franchise growth and development
- ✓ Community leaders who know their clients
- ✓ History of profitable bank operations



Sammie D. Dixon, Jr.

Vice Chairman, President and Chief Executive Officer
Age: 51 | 24 years banking experience (14 years with PMB)



Chris L. Jensen, Jr.

Executive Vice President and Chief Lending Officer
Age: 64 | 42 years banking experience (14 years with PMB)



Susan Payne Turner

Executive Vice President and Chief Risk Officer
Age: 54 | 39 years banking experience (8 years with PMB)



Monté L. Ward

Executive Vice President and Chief Information Officer
Age: 40 | 17 years banking and information security experience (10 years with PMB)



Clint F. Weber

Executive Vice President and Chief Financial Officer
Age: 39 | 17 years banking and credit experience (8 years with PMB)

Company Personnel

- ✓ **Employees, Management and Director Ownership: 22.9%**
- ✓ **Prime Meridian Bank Employees Who Own PMHG: 34.9%**
- ✓ **Average Age**
  - Entire Team[(1)] 38.3
  - Executive Officers 49.6
  - All Officers 45.3

(1) 95 FTEs

Data as of 6/30/2021

Who we are. What we stand for.

MISSION	Building bankers to serve our clients and community in order to optimize shareholder value.
PURPOSE	Banking done right, right away.
CORE VALUES	• **Passion** – level of intense excellence and commitment beyond simply meeting requirements • **Grace** – high level of service with courtesy and compassion • **Integrity** – doing the right thing because it's the right thing to do • **Tenacity** – culture of looking at new ideas, tackling challenges and overcoming obstacles • **Accountability** – personally accepting full and ultimate responsibility as well as holding one another accountable

CORPORATE CULTURE

A Different Banking Model

- ✓ Prime Meridian Bank promotes and maintains a culture of openness and transparency to encourage exposure of team members to all aspects of banking.
- ✓ Team members, executive officers and board members interact to resolve issues without the typical top/down or bottom/up paths.


PRIME MERIDIAN BANK
Let's think of a few good reasons why it CAN be done!

SEMINOLE 100

2018, 2019, 2020, 2021
Seminole 100 recognizes the 100 fastest-growing FSU alumni-owned businesses as recognized by The Jim Moran Institute For Global Entrepreneurship at FSU's College of Business, the FSU Alumni Association and EY

5 Star Rating
43 consecutive quarters by Bauer Financial, the nation's leading bank rating and research firm

2020 BEST of TALLAHASSEE
Voted by readers of Tallahassee Magazine 2018, 2020

AMERICAN BANKER
BEST BANKS TO WORK FOR **2020**
Annually since 2015

NET INTEREST DRIVERS

(dollars in millions and represents actual period-ending balance)

Average Securities Yield



2.52%
1.94%
1.78%
1.67%
1.74%
$66.9
$61.1
$61.9
$58.9
$63.3
Q2-20
Q3-20
Q4-20
Q1-21
Q2-21

Average Loan Yield



4.76%
4.73%
4.64%
4.51%
4.47%
$361.1
$383.2
$409.9
$402.1
$415.9
Q2-20 Adjusted(1)
Q3-20 Adjusted(1)
Q4-20 Adjusted(1)
Q1-21 Adjusted(1)
Q2-21 Adjusted(1)

Loans

Loans (Adjusted)[1]

Securities

[1] See Non-GAAP Reconciliation on Page 21

Average Cost of Interest-Bearing Liabilities



0.74%
0.71%
0.61%
0.50%
0.44%
$390.0
$404.8
$418.6
$459.1
$486.8
Q2-20
Q3-20
Q4-20
Q1-21
Q2-21

Average Cost of Funds



0.55%
0.51%
0.44%
0.36%
0.31%
$146.5
$150.5
$162.0
$193.1
$199.7
$390.0
$404.8
$418.6
$459.1
$486.8
Q2-20
Q3-20
Q4-20
Q1-21
Q2-21

Noninterest-Bearing Deposits

Interest-Bearing Liabilities

Source: S&P Global and internal company documents

BUILDING FRANCHISE VALUE

Total Assets (in millions)


CAGR – 22.5%
$304
$347
$402
$501
$647
$757
2016
2017
2018
2019
2020
Q2-21

Total Loans (in millions)


CAGR – 17.8%
$225
$253
$293
$338
$477
$470
2016
2017
2018
2019
2020
Q2-21

Total Deposits (in millions)


CAGR – 22.4%
$275
$298
$349
$438
$581
$683
2016
2017
2018
2019
2020
Q2-21

Cost of Funds (percent)


0.33
0.41
0.70
0.89
0.56
0.31
2016
2017
2018
2019
2020
Q2-21

Unless otherwise indicated, all financial data as of December 31 of the respective year. Source: S&P Global and internal company documents

Building Shareholder Value

Total Common Equity (in millions)



CAGR – 21.1%
$27
$47
$51
$56
$60
$64
2016
2017
2018
2019
2020
Q2-21

Net income (in thousands)



$2,817
$4,042
$3,542
$4,458
$720
$2,262
2017
2018
2019
2020
Q2-20
Q2-21

Book Value Per Share



CAGR – 9.2%
$13.51
$15.06
$16.19
$17.51
$19.32
$20.40
2016
2017
2018
2019
2020
Q2-21

Earnings Per Share (Basic)



$1.04
$1.29
$1.12
$1.42
$0.23
$0.72
2017
2018
2019
2020
Q2-20
Q2-21

Notes: Prime Meridian raised $12.8 million in 2008; just over $2.0 million in December, 2010 through warrants; $5.4 million in our stock offering concluded December 31, 2014, $18.0 million in our stock offering concluded May 15, 2017, and just under $1.0 million through a Private Placement Offering concluded September 25, 2019. During the first quarter of 2020, the Company repurchased 82,784 shares for $1.2 million. Unless otherwise indicated, all financial data as of December 31 of the respective year. Source: S&P Global and internal company documents

Disciplined Credit Processes
(in thousands)

Granular Portfolio – Lending Exposure Limits

Concentration limits set for primary segments of the portfolio.

Internal company data as of 6/30/2021

✓ Secured Legal Limit – Bank	$ 16,486
✓ Secured In-House Limit	$ 6,000
✓ Top 20 Relationships	$ 117,469

STRUCTURE
- Decentralized underwriting for strong and responsive relationship management
- Centralized approval structure, with all requests published to senior approving officers
- Regularly-scheduled Directors' Loan Committee meetings
- Centralized document preparation and servicing outside of loan production

PROCESS
- Corporate-banking style underwriting philosophy, within a community banking model
- Monthly post-approval meetings to educate relationship managers
- Monthly reviews of all criticized assets
- Regular external third-party loan reviews

POLICY
- Ongoing review of and enhancements to credit policy
- Monthly reviews of portfolio limits and concentrations
- FASB approved CECL implementation delay until January 2023 for small SEC-filing institutions

CRE Commitments & Exposure

(dollars in thousands)

- ✓ As part of its overall risk management program, Prime Meridian Bank pursues a program of controlled growth in its Commercial Real Estate (CRE) portfolio and maintains its CRE exposure within regulatory guidelines

Total Risk Based Capital - Bank	**$ 71,845**			
Total Loans	**$ 478,138**			

Commercial Real Estate Loans	**Funded**	**Committed**	**Committed as % of Capital**	**Funded % of Portfolio**
Construction, Land Development, and Other	$ 47,183	$ 76,719	106.84 %	9.87 %
Multifamily	23,358	23,701	33.01 %	4.89 %
Nonfarm Nonresidential	133,651	137,693	191.76 %	27.95 %
Less: Improved Owner-Occupied CRE	(68,607)	(71,034)	(98.93) %	(14.35) %
Total - Bank	**$ 135,585**	**$ 167,079**	**232.68 %**	**28.36 %**

Source: internal company documents as of 6/30/2021

LOAN PORTFOLIO

- ✓ Total net loans of **$470.5** million
- ✓ Prime Meridian Bank's strong relationship with the local business community is reflected in its composite mix of Commercial Loans at 14% of total loans (25% including PPP Loans)

Loans (in thousands)

Real Estate Mortgage Loans		
Commercial Real Estate (CRE)	$	136,514
Residential Real Estate and HELOC		169,977
Construction		44,256
Total Real Estate Mortgage		350,747
Commercial		66,469
PPP		54,563
Consumer and Other		6,359
Total Loans		478,138
Deferred Loan Fees, Net		(1,751)
Less: ALLL		(5,899)
Loans, Net	**$**	**470,488**

Source: internal company documents as of 6/30/2021

Loan Portfolio Composite Comparison



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
29%
36%
9%
11%
14%
1%
24%
32%
9%
18%
15%
2%
24%
42%
12%
20%
2%
31%
40%
11%
16%
2%
June 30, 2021
June 30, 2020
June 30, 2019
June 30, 2018
Commercial Real Estate (CRE)
Residential Real Estate and HELOC
Construction
PPP
Commercial
Consumer and Other

RESIDENTIAL LOAN PORTFOLIO

Residential Loans (in thousands)

Residential Real Estate and HELOC		
1-4 Owner-Occupied & HELOC	$	91,847
1-4 Non-Owner-Occupied		49,414
Multifamily		28,716
Total	$	169,977

Source: internal company documents as of 6/30/2021


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
54%
57%
58%
57%
29%
29%
28%
27%
17%
14%
14%
16%
June 30, 2021
June 30, 2020
June 30, 2019
June 30, 2018
Residential Loan Portfolio Composite Comparison
1-4 Owner-Occupied & HELOC
1-4 Non-Owner-Occupied
Multifamily

CORE FUNDING

- ✓ Company's deposit franchise is comprised of 29% noninterest-bearing deposits
- ✓ Year-to-date Cost of Funds of **0.33%** is in line with the Company's Southeast peers[1] and is a key driver of franchise value

Deposits (in thousands)

Noninterest-Bearing	$ 199,662
Money Market Accounts	278,752
NOW	131,264
Savings	23,938
Time Deposits	49,744
Total	**$ 683,360**

Source: internal company documents as of 6/30/2021

[1] Southeast peers: a peer group of 26 publicly traded banks in AL, AR, FL, GA, MS, NC, SC, TN, VA, WV with total assets between $500 million – $1 billion for the quarter ended 3/31/2021.



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
29%
41%
19%
4%
7%
27%
39%
19%
3%
12%
23%
45%
15%
3%
14%
23%
50%
14%
3%
10%
June 30, 2021
June 30, 2020
June 30, 2019
June 30, 2018

Core Funding Composite Comparison

Noninterest-Bearing
Money Market
NOW
Savings
Time Deposits

Deposit Market Share

Institution (ST)	Type	2020 Rank		2019 Rank	2020 Total Market Share (%)	2019 Total Market Share (%)	YoY Deposit Growth 2020 (%)	5-Year Deposit CAGR 2020 (%)
Leon, FL								
Truist Bank (NC)	Bank	1	-	1	24.21	27.95	(4.83)	6.54
Wells Fargo Bank NA (SD)	Bank	2	-	2	15.72	15.33	12.66	17.33
Capital City Bank (FL)	Bank	3	-	3	13.95	13.68	11.97	9.02
Bank of America NA (NC)	Bank	4	-	4	13.22	12.78	13.58	9.05
Regions Bank (AL)	Bank	5	-	5	6.66	5.01	45.85	11.87
Prime Meridian Bank (FL)	**Bank**	**6**	▲	**7**	**5.46**	**4.58**	**31.09**	**17.45**
Hancock Whitney Bank (MS)	Bank	7	▼	6	4.96	4.67	16.82	13.95
First A National Banking Association (MS)	Bank	8	▲	10	4.45	4.79	1.89	3.40
Synovus Bank (GA)	Bank	9	▼	8	4.43	4.44	9.55	6.64
Centennial Bank (AR)	Bank	10	▼	9	3.99	3.77	16.43	0.93
Polk, FL								
Prime Meridian Bank (FL)	**Bank**	**16**	-	**16**	**0.23**	**0.08**	**215.49**	**-**
Wakulla, FL								
Centennial Bank (AR)	Bank	1	-	1	66.53	62.42	43.86	30.16
Prime Meridian Bank (FL)	**Bank**	**2**	-	**2**	**13.06**	**13.55**	**30.09**	**-**
Ameris Bank (GA)	Bank	3	-	3	12.15	14.77	11.07	2.79
Capital City Bank (FL)	Bank	4	-	4	8.26	9.25	20.47	9.36

Source: S&P Global. Market share analysis excludes non-retail deposits. [(1)]Lakeland, FL office (Polk County) opened April 16, 2019.
Note: Deposit rankings for 2020 and 2019 and other data in this table are pro forma for all acquisitions announced after June 30, 2020 and up to including the date of this table (September 22, 2020).

PPP: Significant Catalyst for Growth

The PPP program became a significant catalyst for current and future growth. Of the 1,376 PPP loans originated, 645 were to non-clients, 254 of whom have become new deposit clients of the Bank.



1,376
645
254
Total PPP Recipients
Non-Client PPP Recipients
Converted to New Deposit Clients

Combined Round 1 and 2 PPP Loan Originations

PPP Recipients	Round 1	Round 2	Total Loans
Existing Clients	497	234	731
Non-Deposit Client	256	135	391
New Deposit Client	158	96	254
Total	911	465	1,376

PPP Recipients	Round 1	Round 2	Total Loans
Existing Clients	$ 53,689,448	$ 26,222,774	$ 79,912,222
Non-Deposit Client	15,282,130	11,293,273	26,575,403
New Deposit Client	13,875,688	7,899,722	21,775,410
Total	$ 82,847,266	$ 45,415,769	$ 128,263,035

Remaining Deferred PPP fees (net of costs) at 6/30/21: $2,020,000
PPP Loan Balance at 6/30/21: $54,562,899

Source: PPP funding data from internal company documents as of 6/30/2021

Appendix I | TABLES

Reconciliation of Non-GAAP Disclosures

Quarterly Pre-Tax Pre-Provision Calculation (Unaudited)
(dollars in thousands except per share amounts)

	2Q'21	1Q'21	4Q'20	3Q'20	2Q'20
Net Income					
Net earnings (GAAP)	$ 2,262	$ 2,234	$ 1,541	$ 1,481	$ 720
Plus: (credit) provision for loan losses	(185)	-	365	621	1,227
Plus: income taxes	717	707	394	464	217
PTPP net earnings (non-GAAP)	$ 2,794	$ 2,941	$ 2,300	$ 2,566	$ 2,164
Earnings per Share (EPS)					
Weighted average common shares, diluted	3,139,179	3,125,249	3,119,058	3,117,680	3,116,370
EPS, diluted (GAAP)	$ 0.72	$ 0.71	$ 0.50	$ 0.47	$ 0.23
PTPP EPS, diluted (non-GAAP)	$ 0.89	$ 0.94	$ 0.74	$ 0.82	$ 0.69
Return on Average Assets (ROAA)					
Average assets	$ 731,681	$ 674,843	$ 635,127	$ 618,854	$ 616,670
ROAA (GAAP)	1.24%	1.32%	0.97%	0.96%	0.47%
PTPP ROAA (non-GAAP)	1.53%	1.74%	1.45%	1.66%	1.40%
Return on Average Equity					
Average equity	$ 62,837	$ 60,704	$ 59,028	$ 57,679	$ 56,563
ROAE (GAAP)	14.40%	14.72%	10.44%	10.27%	5.09%
PTPP ROAE (non-GAAP)	17.79%	19.38%	15.59%	17.80%	15.30%

ROAA non-GAAP is calculated as PTPP / Average Assets and then annualized. ROAE non-GAAP is calculated as PTPP / Average Common Equity and then annualized. Source: Internal company documents and documents filed with SEC.

RECONCILIATION OF NON-GAAP DISCLOSURES

Quarterly Pre-Tax Pre-Provision Calculation (Unaudited)
(dollars in thousands except per share amounts)

	2Q'21	1Q'21	4Q'20	3Q'20	2Q'20
Adjusted Average Loan Yield:					
Net loans, excluding loans held for sale	$ 470,488	$ 480,772	$ 476,661	$ 465,642	$ 442,574
Less PPP loans	(54,563)	(78,625)	(66,774)	(82,412)	(81,451)
Adjusted net loans, excluding loans held for sale and PPP (non-GAAP)	$ 415,925	$ 402,147	$ 409,887	$ 383,230	$ 361,123
Average loans, excluding loans held for sale	$ 483,587	$ 484,455	$ 477,570	$ 459,984	$ 427,902
Less average PPP loans	(69,318)	(70,880)	(77,367)	(82,132)	(62,086)
Adjusted average loans, excluding loans held for sale and PPP (non-GAAP)	$ 414,269	$ 413,575	$ 400,203	$ 377,852	$ 365,816
Interest on loans, excluding loans held for sale	5,505	5,699	5,445	5,000	4,745
Less interest income and earned fee income on PPP loans	(874)	(1,035)	(803)	(530)	(392)
Adjusted interest on loans, excluding loans held for sale and PPP (non-GAAP)	$ 4,631	$ 4,664	$ 4,642	$ 4,470	$ 4,353
Average loan yield, excluding loans held for sale (GAAP)	4.55%	4.71%	4.56%	4.35%	4.44%
Adjusted average loan yield, excluding loans held for sale and PPP (non-GAAP)	4.47%	4.51%	4.64%	4.73%	4.76%

Source: Internal company documents and documents filed with SEC.

PRIME MERIDIAN HOLDING COMPANY

Reconciliation of Non-GAAP Disclosures

Quarterly Pre-Tax Pre-Provision Calculation (Unaudited)
(dollars in thousands except per share amounts)

	For the Six Months Ended	
	June 30, 2021	June 30, 2020
Net Income		
Net earnings (GAAP)	$ 4,496	$ 1,436
Plus: (credit) provision for loan losses	(185)	1,863
Plus: income taxes	1,424	437
PTPP net earnings (non-GAAP)	$ 5,735	$ 3,736
Earnings per Share (EPS)		
Weighted average common shares, diluted	3,128,185	3,150,240
EPS, diluted (GAAP)	$ 1.44	$ 0.45
PTPP EPS, diluted (non-GAAP)	1.83	1.19
Return on Average Assets (ROAA)		
Average assets	$ 703,419	$ 563,451
ROAA (GAAP)	1.28%	0.51%
PTPP ROAA (non-GAAP)	1.63%	1.33%
Return on Average Equity (ROAE)		
Average equity (GAAP)	$ 61,776	$ 56,408
ROAE (GAAP)	14.56%	5.09%
PTPP ROAE (non-GAAP)	18.57%	13.25%

Source: Internal company documents and documents filed with SEC

Strong Record of Pre-tax Pre-provision (PTPP) Performance (Non-GAAP)

PTPP Operating Earnings (Non-GAAP, in thousands)



$4,808
$5,853
$5,765
$8,603
$2,164
$2,794
2017
2018
2019
2020
Q2-20
Q2-21

PTPP Earnings Per Share, Fully Diluted (Non-GAAP)



$1.77
$1.87
$1.82
$2.74
$0.69
$0.89
2017
2018
2019
2020
Q2-20
Q2-21

PTPP Return on Average Assets (Non-GAAP) %



1.45
1.54
1.26
1.45
1.40
1.53
2017
2018
2019
2020
Q2-20
Q2-21

PTPP Return On Average Equity (Non-GAAP) %



12.24
12.21
10.84
14.99
15.30
17.79
2017
2018
2019
2020
Q2-20
Q2-21

ROAA non-GAAP is calculated as PTPP / Average Assets. ROAE non-GAAP is calculated as PTPP before amortization of intangibles (None) / Average Common Equity.
Source: Internal company documents and documents filed with SEC.

Financial Highlights (unaudited)

(dollars in thousands except per share amounts)

	2Q'21	1Q'21	4Q'20	3Q'20	2Q'20
Per Share Data:					
Earnings per common share - Basic	$ 0.72	$ 0.72	$ 0.50	$ 0.47	$ 0.23
Earnings per common share - Diluted	$ 0.72	$ 0.71	$ 0.50	$ 0.47	$ 0.23
Book value per common share	$ 20.40	$ 19.56	$ 19.32	$ 18.81	$ 18.30
Common shares outstanding	3,126,474	3,124,794	3,119,471	3,117,842	3,116,499
Weighted-average basic common shares outstanding	3,126,197	3,123,565	3,119,058	3,117,623	3,116,307
Weighted-average diluted common shares outstanding	3,139,179	3,125,249	3,119,058	3,117,680	3,116,370
Selected Performance Ratios and Other Data:					
Return on average assets(1)	1.24%	1.32%	0.97%	0.96%	0.47%
Return on average equity(1)	14.40	14.72	10.44	10.27	5.09
Average yield on earning assets	3.40	3.77	3.84	3.66	3.59
Net interest margin(2)	3.11	3.44	3.43	3.18	3.07
Efficiency ratio(3)	53.99	52.85	60.03	51.72	56.57
Noninterest expense/average assets(1)	1.79	1.95	2.18	1.78	1.83
Asset Quality Data:					
Nonaccrual loans	$ -	$ 797	$ 1,251	$ 1,315	$ 1,756
Loans 90 days past due + other real estate owned	-	-	-	234	234
Total nonperforming assets	-	797	1,251	1,549	1,990
Nonperforming assets / total assets	-	0.11%	0.19%	0.25%	0.33%
Loans 30-89 days past due	$ 1,022	$ 1,795	$ 731	$ -	$ 5
Total loans, net of held-for-sale loans	478,138	488,795	483,913	473,089	449,667
Loans 30-89 days past due / total loans	0.21%	0.37%	0.15%	-	-
Net charge-offs / average loans (1)	0.01%	-	0.09%	0.03%	0.64%
Capital Ratios:					
Tier 1 Leverage Capital Ratio (Company)	8.61%	9.00%	9.26%	9.24%	9.53%
Tier 1 Leverage Capital Ratio (Bank)	9.01	9.07	9.09	9.06	8.99
Common Equity Tier 1 Capital Ratio (Bank)	13.87	13.72	13.29	13.79	13.80
Tier 1 Risk-Based Capital Ratio (Bank)	13.87	13.72	13.29	13.79	13.80
Total Risk-Based Capital Ratio (Bank)	15.11	14.98	14.54	15.04	15.05

(1) Annualized
(2) Net interest margin is net interest income divided by total average interest-earnings assets, annualized
(3) Efficiency Ratio represents noninterest expense divided by the sum of net interest income plus noninterest income.

Condensed Consolidated Statements of Earnings (unaudited)

(in thousands except per share amounts)

	Three Months Ended June 30, 2021	Three Months Ended June 30, 2020	Six Months Ended June 30, 2021	Six Months Ended June 30, 2020
	Unaudited		Unaudited	
Interest income:				
Loans	$ 5,632	$ 4,844	$ 11,437	$ 9,273
Securities	262	428	511	812
Other	65	62	114	294
Total interest income	5,959	5,334	12,062	10,379
Interest expense:				
Deposits	500	737	1,037	1,636
Other borrowings	7	28	7	31
Total interest expense	507	765	1,044	1,667
Net interest income	5,452	4,569	11,018	8,712
Provision (credit) for loan losses	(185)	1,227	(185)	1,863
Net interest income after provision for loan losses	5,637	3,342	11,203	6,849
Noninterest income:				
Service charges and fees on deposit accounts	56	44	109	108
Debit card/ATM revenue, net	124	79	233	160
Mortgage banking revenue, net	332	219	633	367
Income from bank-owned life insurance	67	40	130	80
Gain on sale of securities available for sale	-	-	108	-
Other income	41	32	79	66
Total noninterest income	620	414	1,292	781
Noninterest expense:				
Salaries and employee benefits	1,805	1,546	3,657	3,164
Occupancy and equipment	378	381	764	719
Professional fees	120	83	250	174
Marketing	199	100	339	301
FDIC assessment	49	67	119	119
Software maintenance, amortization and other	251	201	501	394
Other	476	441	945	886
Total noninterest expense	3,278	2,819	6,575	5,757
Earnings before income taxes	2,979	937	5,920	1,873
Income taxes	717	217	1,424	437
Net earnings	$ 2,262	$ 720	$ 4,496	$ 1,436
Earnings per common share:				
Basic	$ 0.72	$ 0.23	$ 1.44	$ 0.45
Diluted	0.72	0.23	1.44	0.45
Cash dividends per common share(1)	-	-	0.14	0.12

(1) Annual cash dividends were paid during the first quarters of 2020 and 2021.

Condensed Consolidated Balance Sheets

(in thousands)

	2Q'21 (Unaudited)	1Q'21 (Unaudited)	4Q'20 (Audited)	3Q'20 (Unaudited)	2Q'20 (Unaudited)
Assets					
Cash & cash equivalents	$ 181,599	$ 141,787	$ 68,985	$ 56,004	$ 62,307
Debt securities available for sale	63,306	58,915	61,879	61,060	66,898
Loans, held for sale	13,736	12,532	13,593	14,900	8,949
Loans, net	470,488	480,772	476,661	465,642	442,574
Federal Home Loan Bank stock	366	366	493	493	493
Premises & equipment, net	8,159	8,200	8,248	8,210	8,187
Right of use lease asset	3,363	3,415	3,466	3,517	3,568
Accrued interest receivable	1,751	1,797	1,960	1,879	1,723
Bank-owned life insurance	12,012	10,748	10,685	6,621	6,581
Other real estate owned	-	-	-	234	234
Other assets	1,839	2,371	1,324	2,103	658
Total Assets	$ 756,619	$ 720,903	$ 647,294	$ 620,663	$ 602,172
Liabilities and Stockholders' Equity					
Liabilities:					
Noninterest-bearing demand deposits	$ 199,662	$ 193,061	$ 162,013	$ 150,494	$ 146,542
Savings, NOW and money-market deposits	433,954	406,413	362,147	340,931	323,523
Time deposits	49,744	51,955	56,432	63,822	66,449
Total Deposits	683,360	651,429	580,592	555,247	536,514
Other borrowings	3,075	750	-	-	-
Official checks	965	1,257	1,109	1,577	3,373
Operating lease liability	3,489	3,535	3,580	3,625	3,669
Other liabilities	1,943	2,803	1,758	1,563	1,584
Total Liabilities	692,832	659,774	587,039	562,012	545,140
Total Stockholders' Equity	63,787	61,129	60,255	58,651	57,032
Total Liabilities and Stockholders' Equity	$ 756,619	$ 720,903	$ 647,294	$ 620,663	$ 602,172

Earnings Average Balance Sheets

(dollars in thousands)

	2Q'21			1Q'21			2Q'20		
	Average Balance	Interest and Dividends	Yield/ Rate(5)	Average Balance	Interest and Dividends	Yield/ Rate(5)	Average Balance	Interest and Dividends	Yield/ Rate(5)
Interest-earning assets:									
Loans(1)	$ 483,587	$ 5,505	4.55%	$ 484,455	$ 5,699	4.71%	$ 427,902	$ 4,745	4.44%
Loans held for sale	14,784	127	3.44	13,370	106	3.17	9,788	99	4.05
Debt securities available for sale	60,155	262	1.74	59,629	249	1.67	68,014	428	2.52
Other(2)	141,842	65	0.18	89,646	49	0.22	89,217	62	0.28
Total interest-earning assets	700,368	$ 5,959	3.40%	647,100	$ 6,103	3.77%	594,921	$ 5,334	3.59%
Noninterest-earning assets	31,313			27,743			21,749		
Total assets	$ 731,681			$ 674,843			$ 616,670		
Interest-bearing liabilities:									
Savings, NOW and money-market deposits	$ 413,859	$ 410	0.40%	$ 379,031	$ 401	0.42%	$ 311,237	$ 412	0.53%
Time deposits	51,372	90	0.70	54,456	136	1.00	67,287	325	1.93
Total interest-bearing deposits	465,231	500	0.43	433,487	537	0.50	378,524	737	0.78
Other borrowings	802	7	3.49	17	-	-	33,129	28	0.34
Total interest-bearing liabilities	466,033	$ 507	0.44%	433,504	$ 537	0.50%	411,653	$ 765	0.74%
Noninterest-bearing deposits	196,726			173,997			140,234		
Noninterest-bearing liabilities	6,085			6,638			8,220		
Stockholders' equity	62,837			60,704			56,563		
Total liabilities and stockholders' equity	$ 731,681			$ 674,843			$ 616,670		
Net earning assets	$ 234,335			$ 213,596			$ 183,268		
Net interest income		$ 5,452			$ 5,566			$ 4,569	
Interest rate spread (3)			2.96%			3.27%			2.85%
Net interest margin (4)			3.11%			3.44%			3.07%

(1) Includes nonaccrual loans

(2) Other interest-earning assets include federal funds sold, interest-bearing deposits and Federal Home Loan Bank stock.

(3) Interest rate spread is the difference between the total interest-earning asset yield and the rate paid on total interest-bearing liabilities

(4) Net interest margin is net interest income divided by total average interest-earning assets, annualized

(5) Annualized